Exhibit 10.11

FIFTH AMENDMENT TO THE

ALPHATEC HOLDINGS, INC.

2016 EMPLOYMENT INDUCEMENT AWARD PLAN

This Fifth Amendment (this “Amendment”) to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (as amended and/or restated to date, the “Plan”) is made and adopted by Alphatec Holdings, Inc. (the “Company”), a corporation organized under the laws of State of Delaware.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

1.    Section 3(a) of the Plan is hereby amended to read as follows:

“(a)	The number of Shares which may be issued from time to time pursuant to this Plan shall be 3,550,000 shares of Common Stock.”

2.    This Amendment is effective as of May 13, 2019.

3.    This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on May 13, 2019.

ALPHATEC HOLDINGS, INC.

By:	/s/ Patrick S. Miles
Name:	Patrick S. Miles
Its:	Chief Executive Officer, President & Chairman